UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2005

                          GAMMACAN INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                     0-32835
                            (Commission File Number)

                                   33-0956433
                        (IRS Employer Identification No.)

                  11Ben Gurion St., 54100 Givat Shmuel, Israel
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code 972 3 5774475

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      In connection with the preparation of the Gammacan International, Inc. (the "Company"), Annual Report on Form 10-KSB, on January 13, 2005, the Company determined that the financial statements included in the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2004 did not contain certain expenses which were incurred during that period. In addition, such financial statements included the consolidation of the Company with GammaCan, Ltd., although the acquisition of such company had not been completed as of June 30, 2004. Such financial statements should no longer be relied upon. In particular:

      o The transaction pursuant to which the Company acquired GammaCan, Ltd. was executed prior to June 30, 2004, but the transaction was not completed until after that date. The financial statements as filed in the June 30, 2004 Form 10-QSB contained consolidated financial statements of both companies, which should not have been consolidated as of such date.

      o The Company incurred consulting fees , related expense reimbursement and legal fees in the amount of $51,223 for services provided during the quarter ended June 30, 2004, although such amounts were not billed to the Company until after the end of the fiscal period.

      o During the period ended June 30, 2004, a company beneficially owned by the Company's then sole officer and member of the Board of Directors was granted an option by a stockholder of the Company to purchase 100,000 shares of the Company's common stock at a purchase price of $0.01 per share. It was subsequently determined that the Company should have recorded an expense in the amount of $62,600 for the granting of such option.

      The Company anticipates that the foregoing changes will result in an increase in General and Administrative expenses from $40,307 to $154,130 for the period. The net loss for the period will also increase from $40,307 to $154,130. The accumulated loss through June 30, 2004, will increase to $169,770. Current liabilities at June 30, 2004 will increase from $40,207 to $91,510 and the stockholders' deficit will increase from $40,307 to $91,510.

      The Company has discussed this matter with its independent accounting firm.

      The new financial statements which should be relied upon will be contained in an amended Form 10-QSB to be filed after the date hereof. The revised interim financial report for the period ended June 30, 2004, is in the process of being reviewed by the Company's independent auditors.

Complete Description

      The foregoing description of the new financial statements is not a complete summary. You are urged to read the complete document on Form 10-QSB, copies of which may be found after filing on the website of the U.S. Securities and Exchange Commission at www.sec.gov.

ITEM 9.01.  Financial Statements and Exhibits.


Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   GAMMACAN INTERNATIONAL, INC.


                                                   /s/ DAN J. GELVAN
                                                   -----------------
                                                   Dan J. Gelvan,
                                                   Chief Executive Officer


                                                   Date: January 13, 2005